Exhibit 99.1

Seritage Growth Properties Files Preliminary Proxy Materials

Seeks Shareholder Approval of Plan of Sale Unanimously Recommended by the Seritage Board of Trustees

Appoints Adam Metz as Chairman of the Seritage Board

NEW YORK – July 7, 2022 – Seritage Growth Properties (NYSE: SRG) (the “Company”), a national owner and developer of 161 retail, residential and mixed-use properties, today filed its preliminary proxy materials with the U.S. Securities and Exchange Commission (“SEC”) in connection with the Company’s 2022 Annual Meeting of Shareholders.

In connection with its previously announced review of strategic alternatives, the Seritage Board of Trustees unanimously recommends that the Company’s shareholders vote at the Annual Meeting to approve a proposed plan of sale of Seritage’s assets and dissolution (the “Plan of Sale”) that will allow the Seritage Board to sell all of the Company’s assets, distribute the net proceeds to shareholders and dissolve the Company. Importantly, the Plan of Sale will increase the universe of potential buyers by allowing Seritage and potential buyers to enter into and complete value maximizing transactions without subjecting any such transaction to the delay and conditionality associated with having to seek and obtain shareholder approval.

“The Special Committee, the Board and the management team all believe that, given the diversified nature of our portfolio, pursuing multiple transactions with different potential buyers for assets or groups of assets may present the best opportunity to maximize shareholder value,” said Andrea Olshan, Chief Executive Officer and President. “We are confident that implementing the Plan of Sale will create a more competitive sale process and will best position us to maximize shareholder value as we continue our strategic review.”

The affirmative vote of at least two-thirds of all outstanding common shares of the Company is required to approve the Plan of Sale. Edward Lampert, Seritage Growth Properties’ former Chairman, has entered into a Voting and Support Agreement under which he has exchanged his equity interest in the Company’s Operating Partnership, Seritage Growth Properties, L.P., for Class A common shares and agreed to vote his shares in favor of the Plan of Sale. As of July 6, 2022, after giving effect to the exchange of his Operating partnership interests, Mr. Lampert owns approximately 29.1% of the Company’s outstanding Class A common shares.

The strategic review process remains ongoing, and the Company remains open-minded to pursuing the right value maximizing alternatives, including a potential sale of the Company, while continuing to deliver on the Company’s business plans to drive shareholder value. There can be no assurance that the review process will result in any transaction or any strategic change at this time.

Appointment of Adam Metz as Chairman of the Seritage Board

Seritage also announced that the Board has appointed Adam Metz as Chairman of the Seritage Board of Trustees. Mr. Metz, who was appointed to the Seritage Board in March 2022, is a former Managing Director and head of International Real Estate at Carlyle Group and brings extensive transactional experience and significant real estate expertise. He also currently serves on the Board’s Audit Committee as well as the Special Committee of the Board overseeing the strategic review process.

Forward Looking Statements

This document contains forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. In some cases, you can identify forward-looking statements by the use of forward-looking terminology such as “may,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” or “potential” or the negative of these words and phrases or similar words or phrases that are predictions of or indicate future events or trends and that do not relate solely to historical matters. Forward-looking statements involve known and unknown risks, uncertainties, assumptions and contingencies, many of which are beyond the Company’s control, which may cause actual results to differ significantly from those expressed in any forward-looking statement. Factors that could cause or contribute to such differences include, but are not limited to: declines in retail, real estate and general economic conditions; the impact of the COVID-19 pandemic on the business of the Company’s tenants and business, income, cash flow, results of operations, financial condition, liquidity, prospects, ability to service the Company’s debt obligations and ability to pay dividends and other distributions to shareholders, the Company’s historical exposure to Sears Holdings and the effects of its previously announced bankruptcy filing; the litigation filed against us and other defendants in the Sears Holdings adversarial proceeding pending in bankruptcy court; risks relating to redevelopment activities; contingencies to the commencement of rent under leases; the terms of the Company’s indebtedness and other legal requirements to which the Company is subject; failure to achieve expected occupancy and/or rent levels within the projected time frame or at all; the impact of ongoing negative operating cash flow on the Company’s ability to fund operations and ongoing development; the Company’s ability to access or obtain sufficient sources of financing to fund the Company’s liquidity needs; the Company’s relatively limited history as an operating company; and environmental, health, safety and land use laws and regulations. For additional discussion of these and other applicable risks, assumptions and uncertainties, see the “Risk Factors” and forward-looking statement disclosure contained in the Company’s filings with the Securities and Exchange Commission (SEC), including the Company’s preliminary proxy statement filed with the SEC on July 7, 2022, the Company’s annual report on Form 10-K for the year ended December 31, 2021 and in Part II, Item 1A of the Company’s Quarterly Report on Form 10-Q for the three months ended March 31, 2022. While the Company believes that its forecasts and assumptions are reasonable, the Company cautions that actual results may differ materially. The Company intends the forward-looking statements to speak only as of the time made and do not undertake to update or revise them as more information becomes available, except as required by law.

About Seritage Growth Properties

Seritage is principally engaged in the ownership, development, redevelopment, management and leasing of retail and mixed-use properties throughout the United States. As of March 31, 2022, the Company’s portfolio consisted of interests in 161 properties comprised of approximately 19.0 million square feet of gross leasable area (“GLA”) or build-to-suit leased area, approximately 600 acres held for or under development and approximately 8.8 million square feet or approximately 740 acres to be disposed of. The portfolio consists of approximately 15.2 million square feet of GLA held by 136 wholly owned properties (such properties, the “Consolidated Properties”) and 3.8 million square feet of GLA held by 25 unconsolidated entities (such properties, the “Unconsolidated Properties”).

Important Information

On July 7, 2022, Seritage Growth Properties (the “Company’s) filed a preliminary proxy statement and form of proxy card with the SEC in connection with the solicitation of proxies for the Company’s 2022 Annual Meeting of shareholders (the “Proxy Statement” and such meeting the “Annual Meeting”). The Company, its directors and certain of its executive officers will be participants in the solicitation of proxies from shareholders in respect of the Annual Meeting. Information regarding the names of the Company’s directors and executive officers and their respective interests in the Company by security holdings or otherwise is set forth in the Proxy Statement. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SHAREHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH OR FURNISHED TO THE SEC, INCLUDING THE PROXY STATEMENT AND ANY SUPPLEMENTS THERETO BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and shareholders will be able to obtain a copy of the definitive Proxy Statement, when it becomes available, and other documents filed by the Company free of charge from the SEC’s website, www.sec.gov. The Company’s shareholders will also able to obtain, without charge, a copy of the definitive Proxy Statement, when it becomes available, and other relevant filed documents by directing a request by mail to Seritage Growth Properties, 500 Fifth Avenue, Suite 1530, New York, NY 10110, or from the Company’s website, https://www.seritage.com.

Investor Contact:

Seritage Growth Properties

Investor Relations

(212) 355-7800

Media Contact:

Jon Keehner / Andrew Siegel

Joele Frank, Wilkinson Brimmer Katcher

212-355-4449